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                      SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549-1004

                                   FORM 8-K
                   CURRENT REPORT PURSUANT TO SECTION 13 OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): April 25, 2000


                          AGILENT TECHNOLOGIES, INC.
            (Exact name of Registrant as specified in its charter)

        Delaware                            3825                     77-0518772
(State or other jurisdiction of  (Primary Standard Industrial    (I.R.S. Employer
incorporation or organization)   Classification Code Number)     Identification Number)

                              3000 Hanover Street
                              Palo Alto, CA 94304
                   (Address of principal executive offices)

                                (650) 850-1501
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

     On April 25, 2000, Agilent Technologies, Inc. issued a press release announcing that the Board of Directors of Agilent Technologies, Inc. approved the adoption of a Preferred Stock Rights Agreement. The press release is attached as Exhibit 99 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          Exhibit 99 Agilent Technologies, Inc. Press Release issued April 25, 2000.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AGILENT TECHNOLOGIES, INC.
                                                    (Registrant)

Date:  April 25, 2000

                                       By: /s/ Marie Oh Huber
                                           -------------------
                                       Marie Oh Huber
                                       Assistant General Counsel and
                                       Assistant Secretary
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                                 EXHIBIT INDEX

Exhibit
Number
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99.1  Agilent Technologies, Inc. Press Release issued April 25, 2000.